                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           SHORT-TERM INVESTMENTS CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ------------------------------------------------

         3) Filing Party:

         ------------------------------------------------

         4) Date Filed:

         ------------------------------------------------

                       INSTITUTIONAL INVESTOR PROXY FACTS


SPECIAL MEETING OF SHAREHOLDERS
Wednesday, May 3, 2000
3 p.m. CT

AIM Headquarters
11 Greenway Plaza, Suite 100
Houston, Texas


Please read the Proxy Statements below for complete information about all issues regarding the Proxy Vote. General issues include:

    o    Elect 10 directors/trustees of your funds.

    o    Approve a new Master Investment Advisory Agreement with A I M Advisors,
         Inc.

    o    Approve changing the fundamental investment restrictions of your funds.

    o Approve changing the investment objectives of your funds so that they are non-fundamental.

    o Ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                         [DROP-DOWN MENU SELECTION BOX]
--------------------------------------------------------------------------------

WAYS TO VOTE

BY MAIL
[MAILBOX GRAPHIC]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

NOTE: If you own Class A shares of AIM equity or fixed-income funds, please visit the retail portion of our Web site to read proxy information specific to your AIM funds.

If you have further questions about Proxy Voting, contact your AIM Institutional Group(SM) representative at 800-659-1005. All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

For more complete information about AIM Funds, including sales charges and expenses, view a prospectus(es). Your client should read the prospectus(es) carefully before investing or sending money.


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE

                            FUND MANAGEMENT COMPANY 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                           SHORT-TERM INVESTMENTS CO.
                             LIQUID ASSETS PORTFOLIO

                              CASH MANAGEMENT CLASS
                               INSTITUTIONAL CLASS
                            PERSONAL INVESTMENT CLASS
                            PRIVATE INVESTMENT CLASS
                                  RESERVE CLASS
                                 RESOURCE CLASS

PROXY STATEMENT (pdf)

PROSPECTUS
Cash Management Class
Institutional Class
Personal Investment Class
Private Investment Class
Reserve Class
Resource Class

ANNUAL REPORT
Cash Management Class
Institutional Class
Personal Investment Class
Private Investment Class
Resource Class

BACK TO PROXY INFORMATION

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

     o Proposal for Changing the Investment Objective so that it is Non-Fundamental

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    How does the board recommend that I vote?

     o    How do I register my vote?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant or material impact on your fund's day-to-day management. Many of the proposed changes can be thought of as "housekeeping" changes, designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R).

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, AIM may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

HOW DO I REGISTER MY VOTE?

You may indicate your vote on the proxy card, sign it and return it in the postage-paid envelope.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental restriction can be changed with approval by only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Each Fund."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE SO THAT IT IS NON-FUNDAMENTAL

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    Why is this change being proposed?

     o    Will this change the types of investments the fund makes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. There are no current plans to change the investment objective of the fund, at this present time, if this proposal is approved.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                         FUND MANAGEMENT COMPANY 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                           SHORT-TERM INVESTMENTS CO.
                                PRIME PORTFOLIO

                              CASH MANAGEMENT CLASS
                               INSTITUTIONAL CLASS
                            PERSONAL INVESTMENT CLASS
                            PRIVATE INVESTMENT CLASS
                                  RESERVE CLASS
                                 RESOURCE CLASS

PROXY STATEMENT (pdf)

PROSPECTUS
Cash Management Class
Institutional Class
Personal Investment Class
Private Investment Class
Reserve Class
Resource Class

ANNUAL REPORT
Cash Management Class
Institutional Class
Personal Investment Class
Private Investment Class
Reserve Class
Resource Class

BACK TO PROXY INFORMATION


QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

     o Proposal for Changing the Investment Objective so that it is Non-Fundamental

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    How does the board recommend that I vote?

     o    How do I register my vote?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant or material impact on your fund's day-to-day management. Many of the proposed changes can be thought of as "housekeeping" changes, designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R).

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, AIM may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

HOW DO I REGISTER MY VOTE?

You may indicate your vote on the proxy card, sign it and return it in the postage-paid envelope.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval by only the fund's board.

                                                               Back to Questions
WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Each Fund."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE SO THAT IT IS NON-FUNDAMENTAL

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    Why is this change being proposed?

     o    Will this change the types of investments the fund makes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. There are no current plans to change the investment objective of the fund, at this present time, if this proposal is approved.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                         FUND MANAGEMENT COMPANY 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.